The Preferred Group of Mutual Funds

                         Record of Securities Purchased
                     under the Trust's Rule 10f-3 Procedures


1.  Subadviser:       JENNISON ASSOCIATES LLC

2.  Fund:             PREFERRED GROWTH FUND

3.  Securities are: (Select one)

             "Municipal securities"                  Part of an issue
                   as defined in Section                registered under the
                   3(a) (29) of the                     Securities Act of
                   Securities Exchange                  1933 which is being
                   Act of 1934                          offered to the public

             Yes      No                             Yes   X   No
                -----    -----                           ------    -----

4.  Issuer:                                   NAVISITE INC.

5.  Description of Security:                  COMMON STOCK

6.  Date of Purchase:                         10/22/99

7.  Underwriter from whom
          purchased:                          BANCBOSTON ROBERTSON STEPHENS INC.

8.  Name of Affiliated Underwriter
          managing or participating in
          syndicate (attach list of all
          members of syndicate):              PRUDENTIAL SECURITIES INC.

                                              PLEASE SEE ATTACHED LIST

9.  Aggregate principal amount of purchase [this
          amount, when added to purchases by other
          investment companies for whom CIML and the
          relevant subadviser act as adviser, may not
          exceed 25% of (10)]:                           $84,000*

10. Aggregate principal amount of class of the offering of the class of securities offered (for purchases in an Eligible Rule 144A Offering, the total of (a) the principal amount of the offering sold by underwriters or members of the syndicate to qualified institutional buyer plus (ii) the principal amount of the offering of of such class in any
          concurrent public offering):                   $77,000,000

11. Aggregate principal amount of offering:              $77,000,000

12. Purchase price, net of fees and
          expenses [may not exceed (14)]:                $14.00

13. Date offering commenced:                             10/22/99

14. a. Public offering price:                            $14.00
    b. Was it purchased prior to close of first full
       business day after offering commenced?             YES
      (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?:

15. Commission, spread or profit:        7.00%           $0.98
                                       -------           -----

16. Have the following conditions been                   Yes           No
           satisfied?                                ---------     ---------

    a. The purchase price did not exceed the
       offering price?                                    X
                                                     ---------     ---------

    b. The underwriting was a firm
       commitment underwriting?                           X
                                                     ---------     ---------

    c. The commission, spread or profit was
       reasonable and fair in relation to that
       being received by others for
       underwriting similar securities during
       the same period?                                  X
                                                     ---------      ---------

    d. FOR SECURITIES THAT ARE NOT
       MUNICIPAL SECURITIES)  The issuer has
       been in continuous operation for not
       less than three years, including the
       operations of any predecessors?                   X
                                                    ---------      ---------


    e. FOR MUNICIPAL SECURITIES ONLY)  The
       issue of securities has received an
       investment grade rating from a
       nationally recognized statistical rating
       organization or, if the issuer or entity
       supplying the revenues from which the
       issue is to be paid shall have been in
       existence less than three years
       (including any predecessors), it has
       received one of the three highest
       ratings from at lest one such rating
       service?                                      ---------     ---------

    f. The amount of such securities
       purchased by all of the investment
       companies advised by CIML and the
       subadviser(s) to the Fund purchasing
       such securities did not exceed (10)
                                                         X*
                                                     ---------     ---------

    g. No Affiliated Underwriter was a direct
       or indirect participant in the sale?              X**
                                                     ---------     ---------

* With regard to the Preferred Growth Fund only

** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in Navisite Inc. sale to the Preferred Growth Fund.

                                               Filed Pursuant to Rule 424(b)(1)
                                                     Registration No. 333-83501

                          [NAVISITE LOGO APPEARS HERE]

                                5,500,000 Shares

                                  Common Stock

    NaviSite, Inc. is offering 5,500,000 shares of its common stock. This is NaviSite's initial public offering. The common stock has been approved for quotation on the Nasdaq National Market under the symbol "NAVI."

    At the request of NaviSite, the underwriters have reserved at the initial public offering price up to 550,000 shares of common stock for sale to officers, directors, employees and business associates of NaviSite and up to 825,000 shares of common stock for sale to stockholders of CMGI, Inc.

                             ---------------------

                 Investing in our common stock involves risks.
                    See "Risk Factors" beginning on page 7.

                             ---------------------

                                                          Per Share    Total
                                                          ---------    -----
Public Offering Price....................................  $14.00   $77,000,000
Underwriting Discounts and Commissions...................  $ 0.98   $ 5,390,000
Proceeds to NaviSite.....................................  $13.02   $71,610,000

    The Securities and Exchange Commission and state securities regulators have not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    NaviSite has granted the underwriters a 30-day option to purchase up to an additional 825,000 shares of common stock to cover over-allotments. Robertson Stephens expects to deliver the shares of common stock to purchasers on October 27, 1999.

                             ---------------------

Robertson Stephens

                               Hambrecht & Quist

                                                           FAC/Equities

                The date of this prospectus is October 22, 1999.

 The inside front cover page also contains the following:

Transactions Between NaviSite and CMGI, Inc.--Investor Rights Agreement" and "Description of Capital Stock--Registration Rights."

                                  UNDERWRITING

    The underwriters named below, acting through their representatives, BancBoston Robertson Stephens Inc., Hambrecht & Quist LLC and FAC/Equities, a division of First Albany Corporation, have severally agreed with us, subject to the terms and conditions of the underwriting agreement, to purchase from us the number of shares of common stock set forth opposite their names below. The underwriters are committed to purchase and pay for all shares if any are purchased.

                                                                        Number
   Underwriter                                                         of Shares
   -----------                                                         ---------
   BancBoston Robertson Stephens Inc.................................. 2,295,000
   Hambrecht & Quist LLC.............................................. 1,530,000
   FAC/Equities, a division of First Albany Corporation .............. 1,275,000
  *Prudential Securities Incorporated.................................   100,000
   E*trade Securities, Inc............................................    75,000
   Raymond James & Associates, Inc....................................    75,000
   C.E. Unterberg, Towbin.............................................    75,000
   Wit Capital Corporation............................................    75,000
                                                                       ---------
      Total........................................................... 5,550,000
                                                                       =========

    The representatives have advised us that the underwriters propose to offer the shares of common stock to the public at the public offering price on the cover page of this prospectus and to some dealers at that price less a concession of not in excess of $0.60 per share, of which $0.10 may be reallowed to other dealers. After this offering, the public offering price, concession and reallowance to dealers may be reduced by the representatives. This reduction will not change the amount of proceeds to be received by us as stated on the cover page of this prospectus. The common stock is offered by the underwriters as stated herein, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part.

    Over-Allotment Option. We have granted to the underwriters an option, exercisable during the 30-day period after the date of this prospectus, to purchase up to 825,000 additional shares of common stock at the same price per share as we will receive for the 5,500,000 shares that the underwriters have agreed to purchase. To the extent that the underwriters exercise this option, each of the underwriters will have a firm commitment to purchase approximately the same percentage of the additional shares that the number of shares of common stock to be purchased by it shown in the above table represents as a percentage of the 5,500,000 shares offered in this offering. If purchased, these additional shares will be sold by the underwriters on the same terms as those on which the 5,500,000 shares are being sold. We will be obligated, pursuant to the option, to sell shares to the extent the option is exercised. The underwriters may exercise this option only to cover over-allotments made in connection with the sale of the shares of common stock offered hereby. If this option is exercised in full, the total price to the public, underwriting discounts and commissions and proceeds to us will be $88,550,000, $6,198,500 and $82,351,500, respectively. The underwriting discount and commission per share is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock.

                       The Preferred Group of Mutual Funds

                         Record of Securities Purchased
                     under the Trust's Rule 10f-3 Procedures


1. Subadviser:       JENNISON ASSOCIATES LLC

2. Fund:             PREFERRED GROWTH FUND

3. Securities are: (Select one)

            "Municipal securities"               Part of an issue
               as defined in Section               registered under the
               3(a) (29) of the                    Securities Act of
               Securities Exchange                 1933 which is being
               Act of 1934                          offered to the public

            Yes         No                       Yes   X    No
               ------     --------                  -----      -----

4. Issuer:                                         GENENTECH INCORPORATED

5. Description of Security:                        COMMON STOCK

6. Date of Purchase:                               10/21/99

7. Underwriter from whom
         purchased:                                J.P. MORGAN AND COMPANY

8. Name of Affiliated Underwriter
         managing or participating in
         syndicate (attach list of all
         members of syndicate):                    PRUDENTIAL SECURITIES INC.

                                                   PLEASE SEE ATTACHED LIST

9. Aggregate principal amount of purchase [this
         amount, when added to purchases by other
         investment companies for whom CIML and the
         relevant subadviser act as adviser, may not
         exceed 25% of (10)]:                           $1,765,050.00*

10. Aggregate principal amount of class of the offering of the class of securities offered (for purchases in an Eligible Rule 144A Offering, the total of (a) the principal amount of the offering sold by underwriters or members of the syndicate to qualified institutional buyer plus (ii) the principal amount of the offering of of such class in any concurrent
         public offering):                               $2,870,000,000

11. Aggregate principal amount of offering:              $2,870,000,000

12. Purchase price, net of fees and
          expenses [may not exceed (14)]:                $143.50

13. Date offering commenced:                             10/21/99

14. a. Public offering price:                            $143.50
    b. Was it purchased prior to close of first full
         business day after offering commenced?          YES
         (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?:

15. Commission, spread or profit:       1.85 %          $2.655
                                    ------------        ------

16. Have the following conditions been             Yes               No
        satisfied?                              ---------         -------

    a.  The purchase price did not exceed the
        offering price?                             X
                                                ---------         -------

    b.  The underwriting was a firm
        commitment underwriting?                    X
                                                ---------         -------

    c.  The commission, spread or profit was
        reasonable and fair in relation to that
        being received by others for
        underwriting similar securities during
        the same period?                            X
                                                ---------         -------

    d.  FOR SECURITIES THAT ARE NOT
        MUNICIPAL SECURITIES)  The issuer has
        been in continuous operation for not
        less than three years, including the
        operations of any predecessors?             X
                                                ---------         -------


    e.  (FOR MUNICIPAL SECURITIES ONLY)  The
        issue of securities has received an
        investment grade rating from a
        nationally recognized statistical rating
        organization or, if the issuer or entity
        supplying the revenues from which the
        issue is to be paid shall have been in
        existence less than three years
        (including any predecessors), it has
        received one of the three highest
        ratings from at lest one such rating
        service?                               ---------         -------

    f.  The amount of such securities
        purchased by all of the investment
        companies advised by CIML and the
        subadviser(s) to the Fund purchasing
        such securities did not exceed (10)
                                                    X*
                                               ---------         -------

    g.  No Affiliated Underwriter was a direct
        or indirect participant in the sale?       X**
                                               ---------         --------

* With regard to the Preferred Growth Fund only

** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the Genentech Incorporated sale to the Preferred Growth Fund.

PROSPECTUS

20,000,000 Shares

[Genentech]

Common Stock

Roche Holdings, Inc. is offering all of these shares of our common stock and will receive all of the proceeds of this offering. Our common stock is listed on the New York Stock Exchange under the symbol "DNA". On October 20, 1999, the closing price of our common stock on that exchange was $143 13/16 per share.

INVESTING IN OUR COMMON STOCK INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 10.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

- -------------------------------------------------------------------------------------------------------------------------
                                                       PRICE TO               UNDERWRITING             PROCEEDS TO
                                                        PUBLIC                  DISCOUNT           ROCHE HOLDINGS, INC.
- -------------------------------------------------------------------------------------------------------------------------
Per Share                                      $143.500                 $2.655                   $140.845
- -------------------------------------------------------------------------------------------------------------------------
Total                                          $2,870,000,000           $53,100,000              $2,816,900,000
- -------------------------------------------------------------------------------------------------------------------------

Roche Holdings, Inc. has granted the underwriters the right to purchase up to an additional 2,000,000 shares of common stock to cover over-allotments.

J.P. MORGAN & CO.
                  GOLDMAN, SACHS & CO.
                                    MERRILL LYNCH & CO.
                                                      WARBURG DILLON READ LLC
                                                              ROBERTSON STEPHENS

October 20, 1999

                                  UNDERWRITING

The underwriters named below, for whom J.P. Morgan Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Warburg Dillon Read LLC and BancBoston Robertson Stephens Inc. are acting as representatives, have severally agreed, subject to the terms and conditions set forth in the underwriting agreement among them, the selling stockholder and us, to purchase from the selling stockholder, and the selling stockholder has agreed to sell to the underwriters, the respective number of shares of common stock set forth opposite their names below:

                                                              ----------
                                                                NUMBER
                        UNDERWRITERS                          OF SHARES
                        ------------                          ----------
J.P. Morgan Securities Inc..................................   4,761,000
Goldman, Sachs & Co.........................................   4,761,000
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated....................................   4,761,000
Warburg Dillon Read LLC.....................................   4,761,000
BancBoston Robertson Stephens Inc. .........................     200,000
Adams, Harkness & Hill, Inc. ...............................      54,000
Bank Am Bellevue............................................      54,000
Bear, Stearns & Co. Inc.....................................      54,000
CIBC World Markets Corp.....................................      54,000
Credit Suisse First Boston Corporation......................      54,000
Gerard Klauer Mattison & Co., Inc...........................      54,000
Hambrecht & Quist LLC.......................................      54,000
ING Barings LLC.............................................      54,000
Lehman Brothers Inc.........................................      54,000
Morgan Stanley & Co. Incorporated...........................      54,000
Prudential Securities Incorporated..........................      54,000
Salomon Smith Barney Inc....................................      54,000
SG Cowen Securities Corporation.............................      54,000
U.S. Bancorp Piper Jaffray Inc..............................      54,000
                                                              ----------
          Total.............................................  20,000,000
                                                              ==========

The nature of the underwriters' obligations under the underwriting agreement is such that all of the common stock being offered, excluding shares covered by the over-allotment option granted to the underwriters, must be purchased if any are purchased.

The representatives of the underwriters have advised us that the several underwriters propose to offer the common stock to the public at the public offering price set forth on the cover page of this prospectus and may offer the common stock to selected dealers at such price less a concession not to exceed $2.125 per share. The underwriters may allow, and such dealers may reallow, a concession to other dealers not to exceed $0.265 per share. After the initial offering of the common stock, the public offering price and other selling terms may be changed by the representatives.

The selling stockholder has granted the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 2,000,000 additional shares of common stock at the same price per share to be paid by the underwriters for the other shares offered hereby. If the underwriters purchase any such additional shares pursuant to the option, each of the underwriters will be committed to purchase such additional shares in approximately the same proportion as set forth in the above table. The underwriters may exercise the option only to cover over-allotments, if any, made in connection with the distribution of the common stock offered hereby.

                       The Preferred Group of Mutual Funds

                         Record of Securities Purchased
                     under the Trust's Rule 10f-3 Procedures


1.  Subadviser:       JENNISON ASSOCIATES LLC

2.  Fund:             PREFERRED GROWTH FUND

3.  Securities are: (Select one)

            "Municipal securities"                Part of an issue
                as defined in Section                registered under the
                3(a) (29) of the                     Securities Act of
                Securities Exchange                  1933 which is being
                Act of 1934                          offered to the public

             Yes ____    No ____                  Yes    X   No
                                                       -----     ------

4.  Issuer:                                         UNITED PARCEL SERVICE, INC.

5.  Description of Security:                        COMMON STOCK

6.  Date of Purchase:                               11/9/99

7.  Underwriter from whom
          purchased:                                MORGAN STANLEY

8.  Name of Affiliated Underwriter
          managing or participating in
          syndicate (attach list of all
          members of syndicate):                    PRUDENTIAL SECURITIES INC.

                                                    PLEASE SEE ATTACHED LIST

9.  Aggregate principal amount of purchase [this
          amount, when added to purchases by other
          investment companies for whom CIML and the
          relevant subadviser act as adviser, may not
          exceed 25% of (10)]:                      $980,000.00*

10. Aggregate principal amount of class of the offering of the class of securities offered (for purchases in an Eligible Rule 144A Offering, the total of (a) the principal amount of the offering sold by underwriters or members of the syndicate to qualified institutional buyer plus (ii) the principal amount of the offering of of such class in any concurrent
          public offering):                              $5,470,000,000

11. Aggregate principal amount of offering:              $5,470,000,000

12. Purchase price, net of fees and
          expenses [may not exceed (14)]:                $50.00

13. Date offering commenced:                             11/9/99

14. a. Public offering price:                            $50.00
    b. Was it purchased prior to close of first full
       business day after offering commenced?             YES
       (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?:

15. Commission, spread or profit:        3.5%            $1.75
                                     ---------            -----

16. Have the following conditions been                     Yes            No
       satisfied?                                        -------        -------

    a.     The purchase price did not exceed the
           offering price?                                   X
                                                         -------        -------

    b.     The underwriting was a firm
           commitment underwriting?                         X
                                                         -------        -------

    c.     The commission, spread or profit was
           reasonable and fair in relation to that
           being received by others for
           underwriting similar securities during
           the same period?                                 X
                                                         -------        -------

    d.     (FOR SECURITIES THAT ARE NOT
           MUNICIPAL SECURITIES)  The issuer has
           been in continuous operation for not
           less than three years, including the
           operations of any predecessors?                  X
                                                         -------        -------


    e.     (FOR MUNICIPAL SECURITIES ONLY)  The
           issue of securities has received an
           investment grade rating from a
           nationally recognized statistical rating
           organization or, if the issuer or entity
           supplying the revenues from which the
           issue is to be paid shall have been in
           existence less than three years
           (including any predecessors), it has
           received one of the three highest
           ratings from at lest one such rating
           service?                                     -------        -------

    f.     The amount of such securities
           purchased by all of the investment
           companies advised by CIML and the
           subadviser(s) to the Fund purchasing
           such securities did not exceed (10)
                                                           X*
                                                        -------        -------

    g.     No Affiliated Underwriter was a direct
           or indirect participant in the sale?           X**
                                                        -------        -------

* With regard to the Preferred Growth Fund only

** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the United Parcel Service, Inc. sale to the Preferred Growth Fund.

PROSPECTUS

                              109,400,000 Shares


                   [United Parcel Service Logo Appears Here]

                          United Parcel Service, Inc.

                             CLASS B COMMON STOCK

                               ----------------

We are offering 109,400,000 shares of our class B common stock. This is our initial public offering and no public market exists for our shares.

                               ----------------

Our class B common stock has been approved for listing on the New York Stock Exchange under the trading symbol "UPS," subject to official notice of issuance.

                               ----------------

Investing in our class B common stock involves risks. See "Risk Factors" beginning on page 10.

                               ----------------

                               PRICE $50 A SHARE

                               ----------------

                                                  Underwriting
                                 Price to        Discounts and       Proceeds to
                                  Public          Commissions            UPS
                                 --------        -------------       -----------
Per Share...................      $50.00             $1.75              $48.25
Total.......................  $5,470,000,000      $191,450,000      $5,278,550,000

We have granted the underwriters the right to purchase up to an additional 10,940,000 shares to cover over-allotments.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Morgan Stanley & Co. Incorporated expects to deliver the shares to purchasers on November 15, 1999.

                               ----------------


MORGAN STANLEY DEAN WITTER
                             GOLDMAN, SACHS & CO.
                                                            MERRILL LYNCH & CO.

CREDIT SUISSE FIRST BOSTON
                             SALOMON SMITH BARNEY
                                                            WARBURG DILLON READ

November 9, 1999

                                 UNDERWRITERS

   Under the terms and subject to the conditions contained in an underwriting agreement dated the date of this prospectus, the U.S. underwriters named below, for whom Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Salomon Smith Barney Inc. and Warburg Dillon Read LLC are acting as U.S. representatives, and the international underwriters named below, for whom Morgan Stanley & Co. International Limited, Goldman Sachs International, Merrill Lynch International, Credit Suisse First Boston (Europe) Limited, Salomon Brothers International Limited and UBS AG, acting through its division Warburg Dillon Read, are acting as international representatives, have severally agreed to purchase, and we have agreed to sell to them, severally, the number of shares indicated below:

                                                                      Number of
Name                                                                    Shares
- ----                                                                ----------
U.S. Underwriters:
  Morgan Stanley & Co. Incorporated.................................. 13,449,562
  Goldman, Sachs & Co. .............................................. 13,449,561
  Merrill Lynch, Pierce, Fenner & Smith
       Incorporated.................................................. 13,449,561
  Credit Suisse First Boston Corporation.............................  6,723,772
  Salomon Smith Barney Inc. .........................................  6,723,772
  Warburg Dillon Read LLC............................................  6,723,772
  ABN Amro Incorporated..............................................  1,000,000
  Banc of America Securities LLC.....................................  1,000,000
  BancBoston Robertson Stephens Inc. ................................  1,000,000
  Bear, Stearns & Co. Inc. ..........................................  1,000,000
  Sanford C. Bernstein & Co., Inc. ..................................    500,000
  Blaylock & Partners, L.P. .........................................  1,000,000
  J.C. Bradford & Co. ...............................................    500,000
  Chatsworth Securities LLC..........................................    500,000
  Deutsche Bank Securities Inc. .....................................  1,000,000
  Donaldson, Lufkin & Jenrette Securities Corporation................  1,000,000
  E* Offering Corp. .................................................    500,000
  A.G. Edwards & Sons, Inc. .........................................  1,000,000
  First Union Securities, Inc. ......................................  1,000,000
  Gruntal & Co., L.L.C. .............................................    500,000
  Guzman & Company...................................................    500,000
  J.J.B. Hilliard, W.L. Lyons, Inc. .................................    500,000
  ING Barings LLC....................................................  1,000,000
  Jackson Securities Incorporated....................................    500,000
  Edward D. Jones & Co., L.P. .......................................  1,000,000
  Lazard Freres & Co. LLC............................................  1,000,000
  Legg Mason Wood Walker, Incorporated...............................    500,000
  Lehman Brothers Inc. ..............................................  1,000,000
  Melvin Securities, L.L.C. .........................................    500,000
  J.P. Morgan Securities Inc. .......................................  1,000,000
  Morgan Keegan & Company, Inc. .....................................    500,000
  Nesbitt Burns Securities Inc. .....................................    500,000
  PaineWebber Incorporated...........................................  1,000,000
  Prudential Securities Incorporated.................................  1,000,000
  Ramirez & Co., Inc. ...............................................    500,000
  RBC Dominion Securities Inc. ......................................    500,000
  The Robinson-Humphrey Company, LLC.................................    500,000
  Charles Schwab & Co., Inc. ........................................    500,000

                                                                      Number of
Name                                                                   Shares
- ----                                                               -----------
  Scott & Stringfellow, Inc. .......................................     500,000
  Muriel Siebert & Co., Inc. .......................................     500,000
  Tucker Anthony Cleary Gull........................................     500,000
  Utendahl Capital Partners, L.P. ..................................     500,000
  Wachovia Securities, Inc. ........................................     500,000
  The Williams Capital Group, L.P. .................................     500,000
                                                                     -----------
    Subtotal........................................................  87,520,000
                                                                     -----------
International Underwriters:
  Morgan Stanley & Co. International Limited........................   4,506,892
  Goldman Sachs International.......................................   4,506,892
  Merrill Lynch International.......................................   4,506,892
  Credit Suisse First Boston (Europe) Limited.......................   2,253,108
  Salomon Brothers International Limited............................   2,253,108
  UBS AG, acting through its division Warburg Dillon Read...........   2,253,108
  ABN AMRO Rothschild...............................................     200,000
  Banca D'Intermediazione Mobiliare IMI S.P.A.......................     200,000
  BBV Interactivos, S.A., S.V.B. ...................................     200,000
  Commerzbank Aktiengesellschaft....................................     200,000
  Credit Agricole Indosuez..........................................     200,000
  HSBC Investment Bank plc..........................................     200,000
  Kleinwort Benson Securities Limited...............................     200,000
  Tokyo Mitsubishi International plc................................     200,000
                                                                     -----------
    Subtotal........................................................  21,880,000
                                                                     -----------
      Total......................................................... 109,400,000
                                                                     ===========

   The U.S. underwriters and the international underwriters, and the U.S. representatives and the international representatives, are collectively referred to as the "underwriters" and the "representatives," respectively. The underwriters are offering the shares of class B common stock subject to their acceptance of the shares from us and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of class B common stock offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the shares of class B common stock offered by this prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the shares covered by the underwriters' over-allotment option described below.

   In the agreement between U.S. and international underwriters, sales may be made between U.S. underwriters and international underwriters of any number of shares as may be mutually agreed. The per share price of any shares sold by the underwriters will be the public offering price listed on the cover page of this prospectus, in United States dollars, less an amount not greater than the per share amount of the concession to dealers described below.

   The underwriters initially propose to offer part of the shares of class B common stock directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $1.08 a share under the public offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $.10 a share to other underwriters or to certain dealers. After the initial offering of the shares of class B common stock, the offering price and other selling terms may from time to time be varied by the representatives.

                       The Preferred Group of Mutual Funds

                         Record of Securities Purchased
                     under the Trust's Rule 10f-3 Procedures


1.  Subadviser:       JENNISON ASSOCIATES LLC

2.  Fund:             PREFERRED GROWTH FUND

3.  Securities are: (Select one)

             "Municipal securities"                Part of an issue
                   as defined in Section               registered under the
                   3(a) (29) of the                     Securities Act of
                   Securities Exchange                  1933 which is being
                   Act of 1934                           offered to the public

             Yes ____    No ____                  Yes    X   No
                                                       -----     ------

4.  Issuer:                                     GENENTECH INCORPORATED

5.  Description of Security:                    COMMON STOCK

6.  Date of Purchase:                           3/23/00

7.  Underwriter from whom
          purchased:                            J.P. MORGAN AND COMPANY

8.  Name of Affiliated Underwriter
          managing or participating in
          syndicate (attach list of all
          members of syndicate):                PRUDENTIAL SECURITIES INC.
                                                PLEASE SEE ATTACHED LIST

9.  Aggregate principal amount of purchase [this
          amount, when added to purchases by other
          investment companies for whom CIML and the
          relevant subadviser act as adviser, may not
          exceed 25% of (10)]:                  $880,200*

10. Aggregate principal amount of class of the offering of the class of securities offered (for purchases in an Eligible Rule 144A Offering, the total of (a) the principal amount of the offering sold by underwriters or members of the syndicate to qualified institutional buyer plus (ii) the principal amount of the offering of of such class in any concurrent
          public offering):                              $2,819,900,000

11. Aggregate principal amount of offering:              $2,819,900,000

12. Purchase price, net of fees and
          expenses [may not exceed (14)]:                $163.00

13. Date offering commenced:                             3/23/00

14. a. Public offering price:                            $163.00
    b. Was it purchased prior to close of first full
         business day after offering commenced?          YES
         (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?:

15. Commission, spread or profit:        1.7   %          $2.771
                                    ------------         --------

16. Have the following conditions been                     Yes          No
           satisfied?                                  ---------     -------

    a.  The purchase price did not exceed the
        offering price?                                    X
                                                       ---------     -------

    b.  The underwriting was a firm
        commitment underwriting?                          X
                                                       ---------     -------

    c.  The commission, spread or profit was
        reasonable and fair in relation to that
        being received by others for
        underwriting similar securities during
        the same period?                                 X
                                                     ---------     --------

    d.  (FOR SECURITIES THAT ARE NOT
        MUNICIPAL SECURITIES)  The issuer has
        been in continuous operation for not
        less than three years, including the
        operations of any predecessors?                  X
                                                     ---------     -------


    e.  (FOR MUNICIPAL SECURITIES ONLY)  The
        issue of securities has received an
        investment grade rating from a
        nationally recognized statistical rating
        organization or, if the issuer or entity
        supplying the revenues from which the
        issue is to be paid shall have been in
        existence less than three years
        (including any predecessors), it has
        received one of the three highest
        ratings from at lest one such rating
        service?                                     ---------     -------

    f.  The amount of such securities
        purchased by all of the investment
        companies advised by CIML and the
        subadviser(s) to the Fund purchasing
        such securities did not exceed (10)
                                                         X*
                                                     ---------     -------

    g.  No Affiliated Underwriter was a direct
        or indirect participant in the sale?             X**
                                                     ---------     -------

* With regard to the Preferred Growth Fund only

** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the Genentech Incorporated sale to the Preferred Growth Fund.

PROSPECTUS

17,300,000 Shares

[Genentech]

Common Stock

Roche Holdings, Inc. is offering all of these shares of our common stock and will receive all of the proceeds of this offering. Our common stock is listed on the New York Stock Exchange under the symbol "DNA". On March 23, 2000, the closing price of our common stock on that exchange was $167 1/4 per share.

INVESTING IN OUR COMMON STOCK INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 9.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

- -------------------------------------------------------------------------------------------------------------------------
                                                       PRICE TO               UNDERWRITING             PROCEEDS TO
                                                        PUBLIC                  DISCOUNT           ROCHE HOLDINGS, INC.
- -------------------------------------------------------------------------------------------------------------------------
Per Share                                      $163.000                 $2.771                   $160.229
- -------------------------------------------------------------------------------------------------------------------------
Total                                          $2,819,900,000           $47,938,300              $2,771,961,700
- -------------------------------------------------------------------------------------------------------------------------

Roche Holdings, Inc. has granted the underwriters the right to purchase up to an additional 1,700,000 shares of common stock to cover over-allotments.

J.P. MORGAN & CO.
            GOLDMAN, SACHS & CO.
                        MERRILL LYNCH & CO.
                                   WARBURG DILLON READ LLC
                                                        LEHMAN BROTHERS
                                                      ROBERTSON STEPHENS

March 23, 2000

                                  UNDERWRITING

The underwriters named below, for whom J.P. Morgan Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Warburg Dillon Read LLC, FleetBoston Robertson Stephens Inc. and Lehman Brothers Inc. are acting as representatives, have severally agreed, subject to the terms and conditions set forth in the underwriting agreement among them, the selling stockholder and us, to purchase from the selling stockholder, and the selling stockholder has agreed to sell to the underwriters, the respective number of shares of common stock set forth opposite their names below:

                                                              ----------
                                                                NUMBER
                        UNDERWRITERS                          OF SHARES
                        ------------                          ----------
J.P. Morgan Securities Inc. ................................   3,735,000
Goldman, Sachs & Co. .......................................   3,735,000
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated ...................................   3,735,000
Warburg Dillon Read LLC.....................................   3,735,000
FleetBoston Robertson Stephens Inc. ........................     830,000
Lehman Brothers Inc. .......................................     830,000
Adams, Harkness & Hill, Inc. ...............................      50,000
Bank Am Bellevue............................................      50,000
Bear, Stearns & Co. Inc. ...................................      50,000
Chase Securities, Inc.......................................      50,000
CIBC World Markets Corp. ...................................      50,000
Credit Suisse First Boston Corporation .....................      50,000
Donaldson, Lufkin & Jenrette Securities Corporation.........      50,000
ING Barings LLC.............................................      50,000
Lazard Freres & Co. LLC ....................................      50,000
Morgan Stanley & Co. Incorporated ..........................      50,000
Prudential Securities Incorporated .........................      50,000
Salomon Smith Barney Inc. ..................................      50,000
SG Cowen Securities Corporation ............................      50,000
U.S. Bancorp Piper Jaffray Inc..............................      50,000
                                                              ----------
          Total.............................................  17,300,000
                                                              ==========

The nature of the underwriters' obligations under the underwriting agreement is such that all of the common stock being offered, excluding shares covered by the over-allotment option granted to the underwriters, must be purchased if any are purchased.

The representatives of the underwriters have advised us that the several underwriters propose to offer the common stock to the public at the public offering price set forth on the cover page of this prospectus and may offer the common stock to selected dealers at such price less a concession not to exceed $2.22 per share. The underwriters may allow, and such dealers may reallow, a concession to other dealers not to exceed $0.10 per share. After the initial offering of the common stock, the public offering price and other selling terms may be changed by the representatives.

The selling stockholder has granted the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 1,700,000 additional shares of common stock at the same price per share to be paid by the underwriters for the other shares offered hereby. If the underwriters purchase any such additional shares pursuant to the option, each of the underwriters will be committed to purchase such additional shares in approximately the same proportion as set forth in the above table. The underwriters may exercise the option only to cover over-allotments, if any, made in connection with the distribution of the common stock offered hereby.

                       The Preferred Group of Mutual Funds

                         Record of Securities Purchased
                     under the Trust's Rule 10f-3 Procedures


1.  Subadviser:       JENNISON ASSOCIATES LLC

2.  Fund:             PREFERRED GROWTH FUND

3.  Securities are: (Select one)

             "Municipal securities"                Part of an issue
                   as defined in Section                registered under the
                   3(a) (29) of the                     Securities Act of
                   Securities Exchange                  1933 which is being
                   Act of 1934                          offered to the public

             Yes       No                           Yes  X     No
                -----     ------                       -----     ------

4.  Issuer:                                          EXTENSITY INCORPORATED

5.  Description of Security:                         COMMON STOCK

6.  Date of Purchase:                                1/27/00

7.  Underwriter from whom
          purchased:                                 DEUTSCHE BANK ALEX BROWN

8.  Name of Affiliated Underwriter
          managing or participating in
          syndicate (attach list of all
          members of syndicate):                     PRUDENTIAL SECURITIES INC.

                                                     PLEASE SEE ATTACHED LIST

9.  Aggregate principal amount of purchase [this
          amount, when added to purchases by other
          investment companies for whom CIML and the
          relevant subadviser act as adviser, may not
          exceed 25% of (10)]:                       $100,000*

10. Aggregate principal amount of class of the offering of the class of securities offered (for purchases in an Eligible Rule 144A Offering, the total of (a) the principal amount of the offering sold by underwriters or members of the syndicate to qualified institutional buyer plus (ii) the principal amount of the offering of of such class in any concurrent
          public offering):                              $80,000,000

11. Aggregate principal amount of offering:              $80,000,000

12. Purchase price, net of fees and
          expenses [may not exceed (14)]:                $20.00

13. Date offering commenced:                             1/27/00

14. a. Public offering price:                            $20.00
    b. Was it purchased prior to close of first full
         business day after offering commenced?          YES
         (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?:

15. Commission, spread or profit:      7.00 %           $1.40
                                    -----------         -----

16. Have the following conditions been                    Yes         No
          satisfied?                                   -------     ------

    a.  The purchase price did not exceed the
        offering price?                                   X
                                                       -------     ------

    b.   The underwriting was a firm
         commitment underwriting?                         X
                                                       -------     ------

    c.    The commission, spread or profit was
          reasonable and fair in relation to that
          being received by others for
          underwriting similar securities during
          the same period?                                X
                                                       -------     ------

    d.    (FOR SECURITIES THAT ARE NOT
          MUNICIPAL SECURITIES)  The issuer has
          been in continuous operation for not
          less than three years, including the
          operations of any predecessors?                X
                                                       -------     ------


    e.    (FOR MUNICIPAL SECURITIES ONLY)  The
          issue of securities has received an
          investment grade rating from a
          nationally recognized statistical rating
          organization or, if the issuer or entity
          supplying the revenues from which the
          issue is to be paid shall have been in
          existence less than three years
          (including any predecessors), it has
          received one of the three highest
          ratings from at lest one such rating
          service?                                     -------     ------

    f.    The amount of such securities
          purchased by all of the investment
          companies advised by CIML and the
          subadviser(s) to the Fund purchasing
          such securities did not exceed (10)
                                                          X*
                                                       -------     ------

    g.    No Affiliated Underwriter was a direct
          or indirect participant in the sale?            X**
                                                      -------     ------

* With regard to the Preferred Growth Fund only

** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the Extensity Inc. sale to the Preferred Growth Fund.

LOGO

--------------------------------------------------------------------------------
4,000,000 SHARES
COMMON STOCK
--------------------------------------------------------------------------------


This is the initial public offering of Extensity, Inc. and we are offering 4,000,000 shares of our common stock. Our common stock has been approved for listing on the Nasdaq National Market under the symbol "EXTN."


INVESTING IN OUR COMMON STOCK INVOLVES RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 4.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                                UNDERWRITING
                                        PRICE TO               DISCOUNTS AND              PROCEEDS TO
                                         PUBLIC                 COMMISSIONS                EXTENSITY
  Per Share                      $20.00                    $1.40                     $18.60
  Total                          $80,000,000               $5,600,000                $74,400,000


We have granted the underwriters the right to purchase up to 600,000 additional shares to cover over-allotments.

DEUTSCHE BANC ALEX. BROWN
                             BEAR, STEARNS & CO. INC.
                                                           CHASE H&Q


THE DATE OF THIS PROSPECTUS IS JANUARY 26, 2000

                                  UNDERWRITING

     Subject to the terms and conditions of the underwriting agreement, the underwriters named below, through their representatives Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc. and Hambrecht & Quist LLC, have severally agreed to purchase from Extensity the following respective number of shares of common stock at a public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus:


                                                              NUMBER OF
                        UNDERWRITER                            SHARES
                        -----------                           ---------
Deutsche Bank Securities Inc................................  1,396,000
Bear, Stearns & Co. Inc.....................................    787,000
Hambrecht & Quist LLC.......................................    787,000
Banc of America Securities LLC..............................     80,000
Donaldson, Lufkin & Jenrette Securities Corporation.........     80,000
FleetBoston Robertson Stephens Inc..........................     80,000
Goldman, Sachs & Co.........................................     80,000
Prudential Securities Incorporated..........................     80,000
SoundView Technology Group, Inc.............................     80,000
Adams, Harkness & Hill, Inc.................................     50,000
FAC/Equities................................................     50,000
Josephthal & Co. Inc........................................     50,000
Legg Mason Wood Walker, Incorporated........................     50,000
Edgar M. Norris & Co. Inc...................................     50,000
U.S. Bancorp Piper Jaffray Inc..............................     50,000
Raymond James & Associates Inc..............................     50,000
Sands Brothers & Co., Ltd...................................     50,000
Shields & Company...........................................     50,000
Tucker Anthony Cleary Gull..................................     50,000
Wedbush Morgan Securities Inc...............................     50,000
                                                              ---------
  Total Underwriters (20)...................................  4,000,000
                                                              =========


     The underwriting agreement provides that the obligations of the several underwriters to purchase the shares of common stock offered hereby are subject to certain conditions precedent and that the underwriters will purchase all shares of the common stock offered hereby, other than those covered by the over-allotment option described below, if any of these shares are purchased.


     The underwriters propose to offer the shares of common stock to the public at the public offering price set forth on the cover of this prospectus and to dealers at a price that represents a concession not in excess of $0.82 per share under the public offering price. The underwriters may allow, and these dealers may re-allow, a concession of not more than $0.10 per share to other dealers. After the initial public offering, representatives of the underwriters may change the offering price and other selling terms.


     We have granted to the underwriters an option, exercisable not later than 30 days after the date of this prospectus, to purchase up to 600,000 additional shares of common stock at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus. The underwriters may exercise this option only to cover over-allotments made in connection with the sale of the common stock offered hereby. To the extent that the underwriters exercise this option, each of the underwriters will become obligated,

                       The Preferred Group of Mutual Funds

                         Record of Securities Purchased
                     under the Trust's Rule 10f-3 Procedures


1.  Subadviser:       JENNISON ASSOCIATES LLC

2.  Fund:             PREFERRED GROWTH FUND

3.  Securities are: (Select one)

             "Municipal securities"            Part of an issue
                   as defined in Section            registered under the
                   3(a) (29) of the                 Securities Act of
                   Securities Exchange              1933 which is being
                   Act of 1934                       offered to the public

              Yes      No                      Yes    X   No
                 -----    ------                    -----    ------

4.  Issuer:                                   AT&T WIRELESS GROUP TRACKING STOCK

5.  Description of Security:                  COMMON STOCK

6.  Date of Purchase:                         4/26/00

7.  Underwriter from whom
          purchased:                          MERRILL LYNCH & CO.

8.  Name of Affiliated Underwriter
          managing or participating in
          syndicate (attach list of all
          members of syndicate):              PRUDENTIAL SECURITIES INC.
                                              PLEASE SEE ATTACHED LIST

9.  Aggregate principal amount of purchase [this
          amount, when added to purchases by other
          investment companies for whom CIML and the
          relevant subadviser act as adviser, may not
          exceed 25% of (10)]:                           $4,802,800*

10. Aggregate principal amount of class of the offering of the class of securities offered (for purchases in an Eligible Rule 144A Offering, the total of (a) the principal amount of the offering sold by underwriters or members of the syndicate to qualified institutional buyer plus (ii) the principal amount of the offering of of such class in any concurrent
          public offering):                              $10,620,000,000

11. Aggregate principal amount of offering:              $10,620,000,000

12. Purchase price, net of fees and
          expenses [may not exceed (14)]:                $29.50

13. Date offering commenced:                             4/26/00

14. a. Public offering price:                            $29.50
    b. Was it purchased prior to close of first full
       business day after offering commenced?            YES
       (or, if a rights offering, the securities were purchased on the fourth day preceding the day on which the offering terminated)?:

15. Commission, spread or profit:      2.92 %       $0.86
                                    -----------     -----

16. Have the following conditions been              Yes              No
           satisfied?                            ---------         -------

    a.    The purchase price did not exceed the
          offering price?                             X
                                                  ---------        -------

    b.    The underwriting was a firm
          commitment underwriting?                    X
                                                  ---------       -------

    c.    The commission, spread or profit was
          reasonable and fair in relation to that
          being received by others for
          underwriting similar securities during
          the same period?                            X
                                                   ---------         -------

    d.    (FOR SECURITIES THAT ARE NOT
          MUNICIPAL SECURITIES)  The issuer has
          been in continuous operation for not
          less than three years, including the
          operations of any predecessors?             X
                                                   ---------         -------


    e.    (FOR MUNICIPAL SECURITIES ONLY)  The
          issue of securities has received an
          investment grade rating from a
          nationally recognized statistical rating
          organization or, if the issuer or entity
          supplying the revenues from which the
          issue is to be paid shall have been in
          existence less than three years
          (including any predecessors), it has
          received one of the three highest
          ratings from at lest one such rating
          service?                                ---------         -------

    f.    The amount of such securities
          purchased by all of the investment
          companies advised by CIML and the
          subadviser(s) to the Fund purchasing
          such securities did not exceed (10)
                                                      X*
                                                    ---------         -------

    g.    No Affiliated Underwriter was a direct
          or indirect participant in the sale?        X**
                                                   ---------         -------

* With regard to the Preferred Growth Fund only

** Prudential Securities Incorporated, an affiliate of Jennison, did not participate in the AT&T Wireless Group Tracking Stock sale to the Preferred Growth Fund.

PROSPECTUS
                               360,000,000 SHARES

                                  [AT&T LOGO]
                       AT&T WIRELESS GROUP TRACKING STOCK
                           -------------------------

     AT&T Corp. is offering shares of a new class of its common stock, which we refer to as "AT&T Wireless Group tracking stock." This stock is designed to track AT&T's wireless services businesses. No public market currently exists for AT&T Wireless Group tracking stock.

     Immediately after the offering to the public, AT&T will own all of the remaining interest in the AT&T Wireless Group. This prospectus relates to an offering of 306,000,000 shares in the United States and Canada. In addition, 54,000,000 shares are being offered outside the United States and Canada in an international offering.

     AT&T Wireless Group tracking stock has been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol "AWE."

     INVESTING IN THE AT&T WIRELESS GROUP TRACKING STOCK INVOLVES RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 13.

                           -------------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                           -------------------------

                                                              PER SHARE         TOTAL
                                                              ---------         -----
Public offering price.......................................   $29.50      $10,620,000,000
Underwriting discount.......................................   $  .86      $   309,600,000
Proceeds, before expenses...................................   $28.64      $10,310,400,000

     AT&T has granted the U.S. and international underwriters options to purchase up to an additional 54,000,000 shares of AT&T Wireless Group tracking stock solely to cover over-allotments.

     The underwriters expect that the shares of AT&T Wireless Group tracking stock will be ready for delivery in New York, New York on May 2, 2000.

                           -------------------------

              Global Coordinators and Joint Book-Running Managers

GOLDMAN, SACHS & CO.           MERRILL LYNCH & CO.          SALOMON SMITH BARNEY
                           -------------------------

CREDIT SUISSE FIRST BOSTON       LEHMAN BROTHERS      MORGAN STANLEY DEAN WITTER
                           -------------------------

BANC OF AMERICA SECURITIES LLC      M.R. BEAL & CO.     BEAR, STEARNS & CO. INC.

CHASE H&Q         DEUTSCHE BANC ALEX. BROWN         DONALDSON, LUFKIN & JENRETTE

J.P. MORGAN & CO.          PAINEWEBBER INCORPORATED  PRUDENTIAL VOLPE TECHNOLOGY
                                                         A UNIT OF PRUDENTIAL
                                                         SECURITIES

        SANFORD C. BERNSTEIN & CO., INC.       THOMAS WEISEL PARTNERS LLC

APRIL 26, 2000

                                  UNDERWRITING

     Under the terms and subject to the conditions contained in an underwriting agreement, dated April 26, 2000, the U.S. underwriters named below have severally agreed to purchase, and we have agreed to sell to them, the respective number of shares of AT&T Wireless Group tracking stock set forth below:

                                                               NUMBER OF
NAME                                                             SHARES
- ----                                                          ------------
Goldman, Sachs & Co. .......................................    52,048,866
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................    52,048,866
Salomon Smith Barney Inc. ..................................    52,048,866
Credit Suisse First Boston Corporation......................    18,207,000
Lehman Brothers Inc. .......................................    18,207,000
Morgan Stanley & Co. Incorporated...........................    18,207,000
Banc of America Securities LLC..............................     4,492,500
M.R. Beal & Company.........................................     4,492,500
Bear, Stearns & Co. Inc. ...................................     4,492,500
Chase Securities Inc. ......................................     4,492,500
Deutsche Bank Securities Inc. ..............................     4,492,500
Donaldson, Lufkin & Jenrette Securities Corporation.........     4,492,500
J.P. Morgan Securities Inc. ................................     4,492,500
PaineWebber Incorporated....................................     4,492,500
Prudential Securities Incorporated..........................     4,492,500
Sanford C. Bernstein & Co., Inc. ...........................     4,492,500
Thomas Weisel Partners LLC..................................     4,492,500
Advanced Clearing, Inc. ....................................     1,049,000
Allen & Company Incorporated................................     1,049,000
BMO Nesbitt Burns Corp. ....................................     1,049,000
Blaylock & Partners, L.P. ..................................     1,049,000
CIBC World Markets Corp. ...................................     1,049,000
A.G. Edwards & Sons, Inc. ..................................     1,049,000
Fidelity Capital Markets, A Division of National Financial
  Services Corp. ...........................................     1,049,000
First Union Securities, Inc. ...............................     1,049,000
FleetBoston Robertson Stephens Inc. ........................     1,049,000
Guzman & Company............................................     1,049,000
Edward D. Jones & Co., L.P. ................................     1,049,000
Lazard Freres & Co. LLC ....................................     1,049,000
RBC Dominion Securities Corporation.........................     1,049,000
SG Cowen Securities Corporation.............................     1,049,000
Muriel Siebert & Co., Inc. .................................     1,049,000
Utendahl Capital Partners, L.P. ............................     1,049,000
Wasserstein Perella Securities, Inc. .......................     1,049,000
Wit Soundview Corporation...................................     1,049,000
Advest, Inc. ...............................................       524,700
Robert W. Baird & Co. Incorporated..........................       524,700
William Blair & Company, L.L.C..............................       524,700
J.C. Bradford & Co. ........................................       524,700
Chatsworth Securities LLC...................................       524,700
Dain Rauscher Incorporated..................................       524,700

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

                                                               NUMBER OF
NAME                                                             SHARES
- ----                                                          ------------
Fahnestock & Co. Inc. ......................................       524,700
Friedman, Billings, Ramsey & Co., Inc. .....................       524,700
Gerard Klauer Mattison & Co., Inc. .........................       524,700
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................       524,700
Janney Montgomery Scott LLC.................................       524,700
C. L. King & Associates, Inc. ..............................       524,700
Legg Mason Wood Walker, Incorporated........................       524,700
McDonald Investments Inc., A KeyCorp Company................       524,700
Morgan Keegan & Company, Inc. ..............................       524,700
Needham & Company, Inc. ....................................       524,700
Neuberger Berman, LLC.......................................       524,700
Ormes Capital Markets, Inc. ................................       524,700
Pryor, McClendon, Counts & Co., Inc. .......................       524,700
Ragen MacKenzie Incorporated................................       524,700
Ramirez & Co., Inc. ........................................       524,700
Raymond James & Associates, Inc. ...........................       524,700
The Robinson-Humphrey Company, LLC..........................       524,700
Scott & Stringfellow, Inc. .................................       524,700
Stephens Inc. ..............................................       524,700
Stifel, Nicolaus & Company, Incorporated....................       524,700
SunTrust Equitable Securities Corporation...................       524,700
Sutro & Co. Incorporated....................................       524,700
Tucker Anthony Incorporated.................................       524,700
C.E. Unterberg, Towbin......................................       524,700
U.S. Bancorp Piper Jaffray Inc. ............................       524,700
Wachovia Securities, Inc. ..................................       524,700
The Williams Capital Group, L.P. ...........................       524,700
Adams, Harkness & Hill, Inc. ...............................       262,300
Arnhold and S. Bleichroeder, Inc. ..........................       262,300
George K. Baum & Company....................................       262,300
Brean Murray & Co., Inc. ...................................       262,300
Burnham Securities Inc. ....................................       262,300
The Chapman Company.........................................       262,300
Crowell, Weedon & Co. ......................................       262,300
Davenport & Company LLC.....................................       262,300
D.A. Davidson & Co. ........................................       262,300
Doft & Co., Inc. ...........................................       262,300
Doley Securities, Inc. .....................................       262,300
E*OFFERING Corp.............................................       262,300
First Albany Corporation....................................       262,300
Gabelli & Company, Inc. ....................................       262,300
Gardner Rich & Co., Inc. ...................................       262,300
Gruntal & Co., L.L.C. ......................................       262,300
Jackson Securities Incorporated.............................       262,300
Janco Partners, Inc. .......................................       262,300
Jefferies & Company, Inc. ..................................       262,300
Josephthal & Co. Inc. ......................................       262,300

                                                               NUMBER OF
NAME                                                             SHARES
- ----                                                          ------------
Kaufman Bros., L.P. ........................................       262,300
Loop Capital Markets........................................       262,300
Mellon Financial Markets LLC................................       262,300
Melvin Securities Corporation L.L.C. .......................       262,300
Parker/Hunter Incorporated..................................       262,300
Brad Peery Inc. ............................................       262,300
Pennsylvania Merchant Group.................................       262,300
Pittsburg Institutional, Inc. ..............................       262,300
Redwood Securities Group, Inc. .............................       262,300
SBK Brooks Investment Corp. ................................       262,300
Sanders Morris Harris.......................................       262,300
Sands Brothers & Co., Ltd. .................................       262,300
The Seidler Companies Incorporated..........................       262,300
Sturdivant & Co., Inc. .....................................       262,300
H.C. Wainwright & Co., Inc. ................................       262,300
Wedbush Morgan Securities...................................       262,300
May Davis Group, Inc. ......................................       175,002
                                                              ------------
          Total.............................................   306,000,000
                                                              ============

     The representatives of the U.S. underwriters are Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. The underwriting agreement provides that the obligations of the several U.S. underwriters to pay for and accept delivery of the shares of AT&T Wireless Group tracking stock offered in this prospectus are subject to the approval of specified legal matters by their counsel and to other conditions. The U.S. underwriters are obligated to take and pay for all of the shares of AT&T Wireless Group tracking stock offered hereby, except those shares covered by the over-allotment option described below, if any shares are taken.

     Thomas Weisel Partners LLC, one of the U.S. underwriters, was organized and registered as a broker-dealer in December 1998. Since December 1998, Thomas Weisel Partners LLC has acted as a lead or co-manager on numerous public offerings of equity securities.

     The U.S. underwriters initially propose to offer a portion of the shares of AT&T Wireless Group tracking stock directly to the public at the public offering price set forth on the cover page of this prospectus and a portion to some dealers at a price that represents a concession not in excess of $.50 per share under the public offering price. Any U.S. underwriter may allow, and these dealers may reallow, a concession not in excess of $.10 per share to other brokers or to other dealers. After the initial offering of the shares of the AT&T Wireless Group tracking stock, the offering price and other selling terms may be varied by the representatives.

     We and the International underwriters have entered into an international underwriting agreement providing for the concurrent offer and sale of AT&T Wireless Group tracking stock in an international offering outside the United States. The initial public offering price and aggregate underwriting discounts and commissions per share for the two offerings are identical. The closing of the U.S. offering is a condition to the closing of the international offering (and vice versa). The representatives of the International underwriters are Goldman Sachs International, Merrill Lynch International and Salomon Brothers International Limited. We refer to the U.S. underwriters and the International underwriters as the underwriters.

     The underwriters have entered into an agreement in which they agree to restrictions on where and to whom they and any dealer purchasing from them may offer shares as part of the distribution

                                       105